Exhibit 10.1
WAIVER FORM TO ACCELERATE THE SECOND CLOSING
OF THE PURCHASE OF PREFERRED STOCK AND WARRANTS
FROM SMARTVIDEO TECHNOLOGIES, INC.
The undersigned Buyer under that certain Securities Purchase Agreement dated as of October 31, 2005 (the “SPA”) with SmartVideo Technologies, Inc. (the “Company”), with respect only to the undersigned and not with respect to any other Buyer under the SPA (it being noted that capitalized terms used in this waiver form are defined in the SPA): (a) hereby waives the requirements for the Company to have entered into a binding agreement with any Strategic Investor or to have completed a Strategic Investment, or to have satisfied any of the Secondary Closing Conditions (including but not limited to the registration of the common stock issuable to the Buyer with respect to securities it purchased in the First Closing, the filing of the Amendment to the Company’s certificate of incorporation to increase the number of shares of its authorized common stock, or the satisfaction of any of the Secondary Funding Conditions related to agreements advancing the Company’s business), it being acknowledged by the undersigned Buyer that none of these contractual requirements and Secondary Closing Conditions have been satisfied by the Company as of the date hereof, and (b) will tender to the Company the Secondary Closing Purchase Price promptly to effect an accelerated Secondary Closing with respect to the securities set forth opposite such Buyer’s name in columns (9), (10) and (11) on the Schedule of Buyers attached to the SPA. The undersigned Buyer acknowledges and understands that the conversion in full of the preferred stock and the exercise in full of the warrants included in the Second Closing will be prohibited until the Amendment is filed, as the Company otherwise does not have sufficient authorized but unissued shares of common stock available to effect such conversion and exercises by all of the Buyers in full; there can be no assurance if or when the Amendment will be effected, rendering the securities essentially worthless in the interim. The undersigned Buyer also acknowledges that the Company is late in filing with the SEC its Form 10-QSB for the quarter ended September 30, 2005, is late in updating its registration statement on Form SB-2 (SEC File No. 333- 124918) and was late in filing with the SEC its Form 8-K with respect to the First Closing transactions, and the undersigned Buyer hereby waives any representation, warranty, condition or covenant in the SPA with respect to such late filings. Except as expressly noted above, the undersigned Buyer understands that the Company will issue the Second Closing securities to the Buyer, against payment therefor, only if the Company has satisfied all other conditions to the Buyer’s obligation to purchase additional securities as set forth in Section 7 of the SPA.

BUYER:

By: See Attached	Date: December 2, 2005

Printed Name:

Title (if any):

Agreed and acknowledged:

SmartVideo Technologies, Inc., a Delaware corporation

By: /s/ Richard E. Bennett, Jr.	Date: December 2, 2005
Name/Title: Richard E. Bennett, Jr., President & CEO

/s/ Michael E. Criden

Michael E. Criden
GHS Holdings
By: /s/ Glenn Singer

Name: Glenn Singer
SME Children LLP
By: /s/ Stephen Esrick

Name: Stephen Esrick
/s/ Scott Hunter

Scott Hunter
/s/ Michael Puder

Michael Puder
/s/ Michael Cohen

Michael Cohen
/s/ Michael Brunnberg

Michael Brunnberg
/s/ Audrey Bennati

Audrey Bennati
Dean and Jessica Goldfine
/s/ Dean Goldfine

Dean Goldfine
/s/ Jessica Goldfine

Jessica Goldfine
Doug M. Rudolph Partners Ltd.
By: /s/ Doug Rudolph

Name: Doug Rudolph
Craig Morris/Ernie Frywald
/s/ Craig Morris

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/s/ Ernie Frywald

Ernie Frywald
/s/ William Matz

William Matz
/s/ Peter Greenberg

Peter Greenberg
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By: /s/ Brad Naimer

Name: Brad Naimer
/s/ Todd Katz

Todd Katz
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By: /s/ Robert Rubin,

Name: Robert Rubin,
/s/ Jeff Hanft

Jeff Hanft
/s/ Art Criden

Art Criden
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By: /s/ Mark S. Gold

Name: Mark S. Gold
Tony Blank Family Trust
By: /s/ Tony Blank

Name: Tony Blank
/s/ Kevin Love

Kevin Love
/s/ Dwight Richert

Dwight Richert
/s/ Manuel Kadre

Manuel Kadre
/s/ Jonathan Colby

Jonathan Colby
/s/ Michael Hanzman

Michael Hanzman
/s/ Jonathan Wish

Jonathan Wish
/s/ John Accetta

John Accetta
/s/ Bryce Epstein

Bryce Epstein
/s/ Cory Waldman

Cory Waldman
/s/ Steven Meister

Steven Meister
/s/ Kenneth Goodman

Kenneth Goodman
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By: /s/ Paul G. Schwichte (Carbone)

Name: Paul G. Schwichte (Carbone)
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By: /s/ Andy Roddeck

Name: Andy Roddeck
/s/ Barry Frank

Barry Frank
/s/ Bob Burstein

Bob Burstein
/s/ Brett Overman

Brett Overman
/s/ Mitchell Kline

Mitchell Kline
Michael and Rachel Goldman
/s/ Michael Goldman

Michael Goldman
/s/ Rachel Goldman

Rachel Goldman
/s/ Michael Meister

Michael Meister
/s/ Malcom Meister

Malcom Meister
/s/ Jay Shapiro

Jay Shapiro
/s/ Paul B. Chaplin

Paul B. Chaplin
Ronni Jill Trust
/s/ Judy Silverman, Trustee

Judy Silverman, Trustee
/s/ Gary N. Itzenson

Gary N. Itzenson
Stephen And Deborah Clifford, Joint Tenants
/s/ Stephen Clifford

Stephen Clifford
/s/ Deborah Clifford

Deborah Clifford
/s/ Thomas Brunnberg

Thomas Brunnberg
Stuart Lasher LP I
/s/ Stuart Lasher

Name: Stuart Lasher
/s/ Michael Levy

Michael Levy
/s/ John Fels

John Fels
/s/ Chris Damian

Chris Damian
/s/ Dan Kleiman

Dan Kleiman
/s/ Robert Rovinsky

Robert Rovinsky
/s/ Jimmy Tate

Jimmy Tate
/s/ Lester Epstein

Lester Epstein
/s/ Andrew Henschel

Andrew Henschel
Balogh Family Partnership
By: /s/ Robert Balogh

Name: Robert Balogh
/s/ Mark Levinson

Mark Levinson
/s/ Kenneth Bernstein

Kenneth Bernstein
/s/ Barry Ross

Barry Ross
Chris & Renne Eilers
/s/ Chris Eilers

Chris Eilers
/s/ Renne Eilers

Renne Eilers